Exhibit 10.4

EXECUTION COPY

AMENDMENT NO. 15 TO

LOAN AND SERVICING AGREEMENT

THIS AMENDMENT NO. 15 TO LOAN AND SERVICING AGREEMENT, dated as of July 7, 2020 (this "Amendment") is entered into by and among BDCA Funding I, LLC, as the borrower (in such capacity, the "Borrower"), Business Development Corporation of America, as the servicer (in such capacity, the "Servicer") and seller (in such capacity, the "Seller"), Wells Fargo Bank, National Association, as the administrative agent (in such capacity, the "Administrative Agent"), each of the Lenders and Lender Agents party hereto and U.S. Bank National Association, as Collateral Agent, Account Bank and Collateral Custodian. Capitalized terms used but not defined herein have the meanings provided in the Agreement (as defined below).

R E C I T A L S

WHEREAS, reference is made to the Loan and Servicing Agreement, dated as of July 24, 2012 (as amended, modified, waived, supplemented or restated from time to time, the "Agreement"), by and among the Borrower, the Servicer, the Seller, the Conduit Lenders, the Institutional Lenders, the Lender Agents, the Administrative Agent, the Collateral Agent, the Account Bank and the Collateral Custodian; and

WHEREAS, the parties hereto desire to further amend the Agreement in certain respects as specified herein, pursuant to and in accordance with Section 11.01 of the Agreement;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENTS.

(a)       The Borrower intends to prepay the aggregate principal amount of the outstanding Advances of NBH Bank (the "Specified Lender") on the date hereof (the "Prepayment Date") and to pay all accrued interest on such Advances on the next Payment Date. In connection with such prepayment, each of the Lenders and the Administrative Agent consents and agrees as follows pursuant to Section 11.01 of the Agreement:

(i)       notwithstanding Sections 9.01(i) and 11.17 of the Agreement, on the Prepayment Date the aggregate outstanding principal amount of the Advances of the Specified Lender shall be prepaid in full in the amount set forth on Schedule A hereto (the "Prepayment Amount"), and all accrued interest on such Advances as of the date hereof (the "Accrued Yield") shall be paid in full on the Payment Date in July 2020. The Prepayment Amount shall be paid by the Borrower via wire transfer from the Agent to the account of the Specified Lender in accordance with the wire instructions provided by such Lender.

(ii)       following the payment of the Prepayment Amount, (x) the Commitment of the Specified Lender shall be deemed to terminate for all purposes under the Agreement and neither the Specified Lender nor any other Lender or the Administrative Agent shall have any obligation whatsoever to make an Advance to the Borrower, or otherwise advance funds to the Borrower for any purpose, in respect of such Commitment and (y) the Borrower shall have no further payment obligations to the Specified Lender under the Agreement, including in respect of principal, Yield (other than any Accrued Yield to be paid on the Payment Date in July 2020), Non-Usage Fees, and any other fees, expenses (including reasonable attorneys' fees, costs and expenses) and indemnity amounts; and

(iii) upon the payment of the Prepayment Amount and Accrued Yield, the Specified Lender hereby voluntarily discharges, waives, acquits, surrenders and expressly releases the Borrower and the Administrative Agent and each of their respective officers, directors, employees, agents, affiliates, representatives, attorneys, partners, members and their respective successors and assigns (collectively, the "Released Parties") from (a) all obligations to the Specified Lender (and its respective successors and assigns) under the Agreement, and (b) any and all claims, causes of action, damages, liabilities or obligations of every nature and description in any way or manner which relates, directly or indirectly, to or arises out of the any Released Party’s performance and obligations under the Agreement or the transactions relating thereto; whether known or unknown, anticipated or unanticipated, fixed or contingent, at law or in equity, that the Specified Lender at any time may have, or that its successors and assigns may have against the Released Parties (except, with regard to clauses (a) and (b) above, for any obligations that, pursuant to the express terms of the Agreement, survive the termination of the Agreement).

(b)       Immediately following the effectiveness of the amendment set forth in paragraph (a) above (the "Initial Amendment"), the Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double- underlined text) as set forth on the pages of the Agreement attached as Exhibit A hereto (such amendment, the "Second Amendment").

(c)       The amendments set forth in paragraphs (a) and (b) above shall be considered separate amendments that have been aggregated into a single instrument for administrative convenience and are referred to herein, collectively, as this "Amendment". The Initial Amendment shall be considered effective upon execution of this Amendment and receipt by of written consent to the Initial Amendment from all Lenders under the Agreement prior to giving effect to the Initial Amendment and shall be considered effective prior to the effectiveness of the Second Amendment for all purposes under the Agreement.

SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Agreement and corresponding references thereto or therein such as "hereof", "herein", or words of similar effect referring to the Agreement shall be deemed to mean the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein.

SECTION 3. REPRESENTATIONS.

Each of the Borrower and the Servicer, severally for itself only, represents and warrants as of the date of this Amendment as follows:

(i)                 it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(ii)               the execution, delivery and performance by it of this Amendment and the Agreement as amended hereby are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(iii)            no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment and the Agreement as amended hereby by or against it;

(iv)             this Amendment has been duly executed and delivered by it and is effective to amend the Agreement as contemplated by the amendment provisions thereof;

(v)               each of this Amendment and the Agreement as amended hereby constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity; and

(vi)             there is no Unmatured Event of Default, Event of Default or Servicer Termination Event.

SECTION 4. CONDITIONS TO EFFECTIVENESS.

The effectiveness of this Amendment is conditioned upon: (i) payment (to the extent invoiced) of outstanding fees of each Lender and any invoiced outstanding fees and disbursements of the Administrative Agent (if any); and (ii) delivery of executed signature pages by all parties hereto to the Administrative Agent.

SECTION 5. MISCELLANEOUS.

(a)               This Amendment may be executed in any number of counterparts (including by facsimile or e-mail), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b)               The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c)               This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d)               The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e)               Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural number, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f)                This Amendment and the Agreement represent the final agreement among the parties with respect to the matters set forth therein and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements among the parties. There are no unwritten oral agreements among the parties with respect to such matters.

(g)               THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER.

(h)               Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to the Amendment, and each party hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. The parties hereto hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(i)                 By executing this Amendment, the Administrative Agent and the Lenders constituting the Required Lenders hereby direct U.S. Bank National Association in its various capacities to execute this Amendment in the form presented to it.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:	BDCA FUNDING I, LLC

By: BUSINESS DEVELOPMENT CORPORATION OF AMERICA, Member of BDCA Funding I, LLC

	By:	/s/ Richard J. Byrne
Name: Richard J. Byrne
Title: Chief Executive Officer and President

Business Development Corporation of America
c/o Benefit Street Partners LLC
9 West 57th Street, Suite 4920
New York, NY 10019
Attention:	Chief Executive Officer
Facsimile No:	(212) 588-6769

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

THE SERVICER:	BUSINESS DEVELOPMENT CORPORATION OF AMERICA

	By:	/s/ Richard J. Byrne
Name: Richard J. Byrne
Title: Chief Executive Officer and President

Business Development Corporation of America
c/o Benefit Street Partners LLC
9 West 57th Street, Suite 4920
New York, NY 10019
Attention:	Chief Executive Officer
Facsimile No:	(212) 588-6769

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

THE SELLER:	BUSINESS DEVELOPMENT CORPORATION OF AMERICA

	By:	/s/ Richard J. Byrne
Name: Richard J. Byrne
Title: Chief Executive Officer and President

Business Development Corporation of America
c/o Benefit Street Partners LLC
9 West 57th Street, Suite 4920
New York, NY 10019
Attention:	Chief Executive Officer
Facsimile No:	(212) 588-6769

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

THE ADMINISTRATIVE AGENT:	WELLS FARGO BANK, N.A.

	By:	/s/ Louis Allan Schmitt
Name: Louis Allan Schmitt
Title: Managing Director

Wells Fargo Bank, National Association

Duke Energy Center
550 S. Tryon Street, 5th Floor
MAC D1086-051
Charlotte, North Carolina 28202
Attention: Corporate Debt Finance
Confirmation No: (704) 715-410-2496
All electronic dissemination of Notices should
be sent to scp.mmloans@wellsfargo.com

INSTITUTIONAL LENDER:	WELLS FARGO BANK, N.A.

	By:	/s/ Louis Allan Schmitt
Name: Louis Allan Schmitt
Title: Managing Director

Wells Fargo Bank, National Association

Duke Energy Center
550 S. Tryon Street, 5th Floor
MAC D1086-051
Charlotte, North Carolina 28202
Attention: Corporate Debt Finance
Confirmation No: (704) 715-410-2496
All electronic dissemination of Notices should
be sent to scp.mmloans@wellsfargo.com

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

INSTITUTIONAL LENDER:	TIAA, FSB

	By:	/s/ Joshua LaDean Kinsey
Name: Joshua LaDean Kinsey
Title: Vice President

TIAA, FSB 10000 Midlantic Drive, Suite 400E Mount Laurel, NJ 08054 Attention: John Dale Facsimile No.: 201-770-4762 Confirmation No: 856-505-8163

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

INSTITUTIONAL LENDER:	ZIONS BANCORPORATION, N.A. DBA CALIFORNIA BANK & TRUST

	By:	/s/ Newton Phan
Name: Newton Phan
Title: Senior Vice President

1900 Main Street, Suite 2000 Irvine, CA 92614 Attention: Chris Edmonds Facsimile: 949-862-7333 Email: Christopher.Edmonds@calbt.com Confirmation No: 949-251-7772

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

INSTITUTIONAL LENDER:	NBH BANK, with respect to the Initial Amendment only

	By:	/s/ Josh Boesen
Name: Josh Boesen
Title: Portfolio Manager

NBH Bank 11111 W. 95th Street Overland Park, KS 66214 Attention: Tom Rohling Confirmation No: 913-324-6185 Email: trohling@nbhbank.com

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

INSTITUTIONAL LENDER:	RAYMOND JAMES BANK, N.A.

	By:	/s/ Alexander L. Rody
Name: Alexander L. Rody
Title: Senior Vice President

Raymond James Bank, N.A. 1033 Demonbreun Street, Suite 500 Nashville, TN 37203 Attention: Alexander L. Rody Confirmation No: 615-645-6699 Email: alex.rody@raymondjames.com

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

INSTITUTIONAL LENDER:	FIFTH THIRD BANK

	By:	/s/ Brian Gardner
Name: Brian Gardner
Title: Managing Director

Fifth Third Bank 38 Fountain Square Plaza, MD 109046 Cincinnati, OH 45263 Attention: Andrew Cantillon Tel: (513) 534 3797 Facsimile No.: (513) 534 0319 Email: Andrew.Cantillon@53.com

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

INSTITUTIONAL LENDER:	sTIFEL BANK & TRUST

	By:	/s/ Matthew L. Diehl
Name: Matthew L. Diehl
Title: SVP, Manager Corporate Lending

Stifel Bank & Trust 501 N. Broadway, 10th Floor St. Louis, MO 63102 Attention: Tim Hill Telephone: 314-342-8540 email: thill@stifelbank.com

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

INSTITUTIONAL LENDER:	United Bank DBA CresCom Bank

	By:	/s/ Jeff A. Benjamin
Name: Jeff A. Benjamin
Title: Executive Vice President

United Bank DBA CresCom Bank 1331 44th Avenue North, Suite 101 Myrtle Beach, SC 29577 Attention: Jeff A. Benjamin Telephone: 843-429-2498 email: jbenjamin@haveanicebank.com

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

INSTITUTIONAL LENDER:	CIT BANK, N.A.

	By:	/s/ Robert L. Klein
Name: Robert L. Klein
Title: Director

CIT Bank, N.A. 11 West 42nd Street, 13th Floor New York, NY 10036 Telephone: (212) 461-7766 Attention: Thomas Mullen Email: Thomas.Mullen@cit.com

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

INSTITUTIONAL LENDER:	ING Capital LLC

	By:	/s/ Patrick Frisch
Name: Patrick Frisch
Title: Managing Director

By:	/s/ Richard Troxel
Name: Richard Troxel
Title: Vice President

ING Capital LLC 1133 Avenue of the Americas New York, NY 10036 Attention: Iris Chen Tel: (646) 424-6372 E-Mail: DL-NYCLoanClosers@ing.com

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

THE COLLATERAL AGENT:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Stanley Wong
Name: Stanley Wong
Title: Vice President

U.S. Bank National Association

One Federal Street, 3rd Floor

Boston, MA 02110

Attention: Stanley Wong, Vice President
Facsimile No: (877) 218-6970

Confirmation No: (617) 603-6709

Email: stanley.wong@usbank.com

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

THE ACCOUNT BANK:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Stanley Wong
Name: Stanley Wong
Title: Vice President

U.S. Bank National Association

One Federal Street, 3rd Floor

Boston, MA 02110

Attention: Stanley Wong, Vice President
Facsimile No: (877) 218-6970

Confirmation No: (617) 603-6709

Email: stanley.wong@usbank.com

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

THE COLLATERAL CUSTODIAN:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Kenneth Brandt
Name: Kenneth Brandt
Title: Assistant Vice President

U.S. Bank National Association 1719 Range Way Florence, South Carolina 29501 Attention: Steve Garrett Facsimile No: (843) 673-0162 Confirmation No: (843) 676-8901 Email: steven.garrett@usbank.com

With a copy to:

U.S. Bank National Association

One Federal Street, 3rd Floor

Boston, MA 02110

Attention: Stanley Wong, Vice President
Facsimile No: (877) 218-6970

Confirmation No: (617) 603-6709

Email: stanley.wong@usbank.com

EXHIBIT A

EXECUTION COPY

(Conformed through Amendment No. ~~14~~15)

Up to U.S. $~~600,000,000~~575,000,000

LOAN AND SERVICING AGREEMENT Dated as of July 24, 2012

Among

BDCA FUNDING I, LLC,
as the Borrower

BUSINESS DEVELOPMENT CORPORATION OF AMERICA,
as the Servicer and the Seller

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as the Administrative Agent

EACH OF THE CONDUIT LENDERS AND INSTITUTIONAL LENDERS FROM TIME TO TIME PARTY HERETO,

as the Lenders

EACH OF THE LENDER AGENTS FROM TIME TO TIME PARTY HERETO,
as the Lender Agents

and

U.S. BANK NATIONAL ASSOCIATION,

as the Collateral Agent, Account Bank and Collateral Custodian

i

LIST OF SCHEDULES AND EXHIBITS

LIST OF SCHEDULES AND EXHIBITS

SCHEDULES

SCHEDULE I	Conditions Precedent Documents
SCHEDULE II	Prior Names, Tradenames, Fictitious Names and "Doing Business As" Names
SCHEDULE III	Eligibility Criteria
SCHEDULE IV	Agreed-Upon Procedures for Independent Public Accountants
SCHEDULE V	Loan Asset Schedule

EXHIBITS

EXHIBIT A	Form of Approval Notice
EXHIBIT B	Form of Assignment of Mortgage
EXHIBIT C	Form of Borrowing Base Certificate
EXHIBIT D	Form of Disbursement Request
EXHIBIT E	Form of Joinder Supplement
EXHIBIT F	Form of Notice of Borrowing
EXHIBIT G	Form of Notice of Reduction (Reduction of Advances Outstanding)
EXHIBIT H	[Reserved]
EXHIBIT I	Form of Variable Funding Note
EXHIBIT J	Form of Notice of Lien Release Dividend and Request for Consent
EXHIBIT K	Form of Certificate of Closing Attorneys
EXHIBIT L	Form of Servicing Report
EXHIBIT M	Form of Servicer's Certificate (Servicing Report)
EXHIBIT N	Form of Release of Required Loan Documents
EXHIBIT O	Form of Transferee Letter
EXHIBIT P	Form of Power of Attorney for Servicer
EXHIBIT Q	Form of Power of Attorney for Borrower
EXHIBIT R	Form of Servicer's Certificate (Loan Asset Register)

ANNEXES
ANNEX A	Commitments

-v-

This LOAN AND SERVICING AGREEMENT is made as of July 24, 2012, among:

(1)       BDCA FUNDING I, LLC, a Delaware limited liability company (together with its successors and assigns in such capacity, the "Borrower");

(2)       BUSINESS DEVELOPMENT CORPORATION OF AMERICA, a Maryland corporation, as the Servicer (as defined herein) and the Seller (as defined herein);

(3)       EACH OF THE CONDUIT LENDERS FROM TIME TO TIME PARTY HERETO, as a Conduit Lender;

(4)       EACH OF THE INSTITUTIONAL LENDERS FROM TIME TO TIME PARTY HERETO, as an Institutional Lender;

(5)       EACH OF THE LENDER AGENTS FROM TIME TO TIME PARTY HERETO, as a Lender Agent;

(6)       WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the "Administrative Agent"); and

(7)       U.S. BANK NATIONAL ASSOCIATION, as the Collateral Agent (together with its successors and assigns in such capacity, the "Collateral Agent"), the Account Bank (as defined herein) and the Collateral Custodian (together with its successors and assigns in such capacity, the "Collateral Custodian").

PRELIMINARY STATEMENT

The Lenders have agreed, on the terms and conditions set forth herein, to provide a secured revolving credit facility which shall provide for Advances from time to time in an aggregate principal amount not to exceed the Borrowing Base. The proceeds of the Advances will be used to finance the Borrower's purchase, on a "true sale" basis, of Eligible Loan Assets from the Seller, approved by the Administrative Agent, pursuant to the Purchase and Sale Agreement between the Borrower and the Seller. Accordingly, the parties agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.01                      Certain Defined Terms.

(a)               Certain capitalized terms used throughout this Agreement are defined above or in this Section 1.01.

(b)               As used in this Agreement and the exhibits and schedules thereto (each of which is hereby incorporated herein and made a part hereof), the following terms shall have the

"Affiliate" when used with respect to a Person, means any other Person controlling, controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to vote 20% or more of the voting securities of such Person or to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing; provided that for purposes of determining whether any Loan Asset is an Eligible Loan Asset or for purposes of Section 5.01(b)(xviii), the term Affiliate shall not include any Affiliate relationship which may exist solely as a result of direct or indirect ownership of, or control by, a common Financial Sponsor.

"Agented Note" means any Loan Asset originated as a part of a syndicated loan transaction that has been closed (without regard to any contemporaneous or subsequent syndication of such Loan Asset) prior to such Loan Asset becoming part of the Collateral Portfolio.

"Agreement" means this Loan and Servicing Agreement, as the same may be amended, restated, supplemented and/or otherwise modified from time to time hereafter.

"Anti-Corruption Laws" means (a) the U.S. Foreign Corrupt Practices Act of 1977, as amended; (b) the U.K. Bribery Act 2010, as amended; and (c) any other anti-bribery or anti-corruption laws, regulations or ordinances in any jurisdiction in which the Borrower or any member of the Borrowing Group is located or doing business.

"Anti-Money Laundering Laws" means applicable laws or regulations in any jurisdiction in which the Borrower or any member of the Borrowing Group is located or doing business that relates to money laundering, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto.

"Applicable Law" means for any Person all existing and future laws, rules, regulations (including proposed, temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders, licenses of and interpretations by any Governmental Authority applicable to such Person (including, without limitation, predatory lending laws, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Servicemembers Civil Relief Act of 2003 and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and all other consumer credit laws and equal credit opportunity and disclosure laws) and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction.

"Applicable Percentage" means (i) with respect to any Eligible Loan Assets acquired or contributed prior to November 1, 2016, (a) 67.5% for Large Middle Market Loans and Traditional Middle Market Loans or (b) 70% for Broadly Syndicated Loans and (ii) with respect to any Eligible Loan Assets acquired or contributed on or after November 1, 2016, (a) 67.5% for Traditional Middle Market Loans, (b) 70% for Large Middle Market Loans, (c) ~~75~~70% for Broadly Syndicated Loans or (d) 25% for Second Lien Loans.

"Applicable Spread" shall be ~~determined in accordance with the following formula, rounded to four decimal places~~2.75% per annum (provided that~~, in lieu of the following formula,~~ at any time after the occurrence of and during the continuance of an Event of Default, the Applicable Spread shall be 4.25% per annum for all Advances)~~:~~.

~~Applicable Spread = (PFRBSL x PercentageBSL) + (PFRLMML x PercentageLMML) + (PFROTHER x PercentageOTHER)~~

~~where:~~	~~PFRBSL = 1.65%;~~

~~PFRLMML = 2.25%;~~

~~PFROTHER = 2.50%;~~

~~PercentageBSL = AverageBSL / AverageAGG;~~

~~PercentageLMML = AverageLMML / AverageAGG;~~

~~PercentageOTHER = AverageOTHER / AverageAGG;~~

~~AverageBSL = (the aggregate Adjusted Borrowing Value of all Broadly Syndicated Loans excluding the Excess BSL Amount on the first day of the related Collection Period + the aggregate Adjusted Borrowing Value of all Broadly Syndicated Loans excluding the Excess BSL Amount on the last day of the related Collection Period) / 2~~

~~AverageLMML = (the sum of the aggregate Adjusted Borrowing Value of all Large Middle Market Loans and the Excess BSL Amount, excluding the Excess Non-TMML Amount, on the first day of the related Collection Period + the sum of the aggregate Adjusted Borrowing Value of all Large Middle Market Loans and the Excess BSL Amount, excluding the Excess Non-TMML Amount on the last day of the related Collection Period) / 2~~

~~AverageOTHER = (the sum of the aggregate Adjusted Borrowing Value of all Traditional Middle Market Loans, all Second Lien Loans and the Excess Non-TMML Amount on the first day of the related Collection Period + the sum of the aggregate Adjusted Borrowing Value of all Traditional Middle Market Loans, all Second Lien Loans and the Excess Non-TMML Amount on the last day of the related Collection Period) / 2~~

~~AverageAGG = AverageBSL + AverageLMML + AverageOTHER.~~

maintaining any Advance or (d) any Lender shall have notified the Administrative Agent of the inability of such Lender or any of its respective assignees or participants to obtain United States dollars in the London interbank market to make, fund or maintain any Advance.

"Event of Default" has the meaning assigned to that term in Section 7.01.

"Excepted Persons" has the meaning assigned to that term in Section 11.13(a).

~~"Excess BSL Amount" means, as of any date of determination, the greater of (a) $0 and (b) the amount, if any, by which the Adjusted Borrowing Value of all Broadly Syndicated Loans exceeds 40% of the Adjusted Borrowing Value of all Eligible Loan Assets.~~

~~"Excess Non-TMML Amount" means, as of any date of determination, the greater of (a) $0 and (b) the amount, if any, by which the Adjusted Borrowing Value of all Broadly Syndicated Loans and Large Middle Market Loans, collectively, exceeds 55% of the Adjusted Borrowing Value of all Eligible Loan Assets.~~

"Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Excluded Amounts" means any amount received in the Collection Account with respect to any Loan Asset retransferred or substituted for upon the occurrence of a Warranty Event or that is otherwise replaced by a Substitute Eligible Loan Asset, or that is otherwise sold or transferred by the Borrower pursuant to Section 2.07, to the extent such amount is attributable to a time after the effective date of such replacement or sale.

"Excluded Collections" means, with respect to any Loan Asset included as part of the Collateral Portfolio, any amounts attributable to (a) the payment of any Tax, fee or other charge imposed by any Governmental Authority on such Loan Asset or on any Underlying Collateral, (b) the reimbursement of insurance premiums, and (c) any escrows relating to Taxes, insurance and other amounts in connection with Loan Assets which are held in an escrow account for the benefit of the Obligor and the secured party pursuant to escrow arrangements under a Loan Agreement.

"Excluded Taxes" has the meaning assigned to that term in Section 2.11(a).

"Facility Maturity Date" means the earliest to occur of (i) the Stated Maturity Date, (ii) the date of the declaration, or automatic occurrence, of the Facility Maturity Date pursuant to Section 7.01, (iii) the Collection Date or (iv) the occurrence of the termination of this Agreement pursuant to Section 2.18(b) hereof.

"Facility Attachment Ratio" means (i) for any Large Middle Market Loan or Traditional Middle Market Loan, as of any date of determination, an amount equal to the product of (a) the First Out Attachment Ratio, (b) the Applicable Percentage and (c) the Assigned Value, (ii) with respect to any Second Lien Loan, the sum of (a) the Net Senior Leverage Ratio and (b) the product of (I)(x) Net Leverage Ratio less (y) Net Senior Leverage Ratio, (II) the Applicable Percentage and (III) the Assigned Value, in each case, as of such date and (iii) for any

Designated Loan, the "Facility Attachment Ratio" determined in conjunction with the approval of such Loan Asset by the Administrative Agent in accordance with this Agreement.

"FDIC" means the Federal Deposit Insurance Corporation, and any successor thereto.

"Federal Funds Rate" means, for any period, a fluctuating interest per annum rate equal, for each day during such period, to the weighted average of the overnight federal funds rates as in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Administrative Agent (or, if such day is not a Business Day, for the next preceding Business Day), or, if for any reason such rate is not available on any day, the rate determined, in the sole discretion of the Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. on such day.

"Fees" means (i) the Non-Usage Fee and (ii) the fees payable to each Lender or Lender Agent pursuant to the terms of any Lender Fee Letter.

"Fifteenth Amendment Closing Date" means July 7, 2020.

"Financial Asset" has the meaning specified in Section 8-102(a)(9) of the UCC.

"Financial Sponsor" means any Person, including any Subsidiary of such Person, whose principal business activity is acquiring, holding, and selling investments (including controlling interests) in otherwise unrelated companies that each are distinct legal entities with separate management, books and records and bank accounts, whose operations are not integrated with one another and whose financial condition and creditworthiness are independent of the other companies so owned by such Person.

"First Out Attachment Ratio" means, with respect to any Eligible Loan Asset, as of any date of determination, an amount equal to the Net Senior Leverage Ratio with respect to all or any portion of such Eligible Loan Asset that constitutes first lien senior secured Indebtedness that is not (and cannot by its terms become) subordinate in right of payment to any obligation of the Obligor in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings (excluding any first lien last-out Indebtedness within the capital structure).

"Fixed Rate Loan Asset" means a Loan Asset other than a Floating Rate Loan Asset.

"Floating Rate Loan Asset" means a Loan Asset under which the interest rate payable by the Obligor thereof is based on a prime rate or the London Interbank Offered Rate, plus some specified interest percentage in addition thereto, and which provides that such interest rate will reset immediately upon any change in the related prime rate or the London Interbank Offered Rate.

"Fourteenth Amendment Closing Date" means March 15, 2019.

priority or enforceability of the Collateral Agent's, the Administrative Agent's or the other Secured Parties' lien on the Collateral Portfolio.

"Material Adverse Effect" means, with respect to any event or circumstance, a material adverse effect on (a) the business, condition (financial or otherwise), operations, performance or properties of the Seller, the Servicer or the Borrower, (b) the validity, enforceability or collectability of this Agreement or any other Transaction Document or the validity, enforceability or collectability of the Loan Assets generally or any material portion of the Loan Assets, (c) the rights and remedies of the Collateral Agent, the Collateral Custodian, the Account Bank, the Administrative Agent, any Lender, any Lender Agent and the Secured Parties with respect to matters arising under this Agreement or any other Transaction Document, (d) the ability of each of the Borrower and the Servicer, to perform their respective obligations under this Agreement or any other Transaction Document or (e) the status, existence, perfection, priority or enforceability of the Collateral Agent's, the Administrative Agent's or the other Secured Parties' lien on the Collateral Portfolio.

"Material Modification" means any amendment or waiver of, or modification or supplement to, a Loan Agreement governing a Loan Asset executed or effected on or after the Cut-Off Date for such Loan Asset which:

(a)               reduces or forgives any or all of the principal amount due under such Loan Asset;

(b)               delays or extends the maturity date for such Loan Asset;

(c)               waives one or more interest payments, permits any interest due in cash to be deferred or capitalized and added to the principal amount of such Loan Asset (other than any deferral or capitalization already allowed by the terms of the Loan Agreement of any PIK Loan Asset) or reduces the amount of interest due when the Interest Coverage Ratio under such Loan Agreement is less than 150% (prior to giving effect to such reduction in interest expense);

(d)               contractually or structurally subordinates such Loan Asset by operation of a priority of payments, turnover provisions, the transfer of assets in order to limit recourse to the related Obligor or the granting of Liens (other than Permitted Liens) on any of the Underlying Collateral securing such Loan Asset;

(e)               substitutes, alters or releases the Underlying Collateral securing such Loan Asset and any such substitution, alteration or release, as determined in the reasonable discretion of the Administrative Agent, materially and adversely affects the value of such Loan Asset, provided, that the foregoing shall not apply to any release in conjunction with a relatively contemporaneous disposition by the Obligor accompanied by a mandatory reinvestment of net proceeds or mandatory repayment of the applicable loan facility with the net proceeds; or

(f)                amends, waives, forbears, supplements or otherwise modifies (i) the meaning of "Net Leverage Ratio," "Net Senior Leverage Ratio," "Interest Coverage Ratio" or "Permitted Liens" or any respective comparable definitions in the Loan Agreement for such Loan Asset or (ii) any term or provision of such Loan Agreement referenced in or utilized in the calculation of the "Net Leverage Ratio," "Net Senior Leverage Ratio," "Interest Coverage Ratio" or "Permitted Liens" or any respective comparable definitions for such Loan Asset, in either case in a manner that, in the reasonable judgment of the Administrative Agent, is materially adverse to the Secured Parties; provided that in connection with any Revenue Recognition Implementation or any Operating Lease Implementation, the Administrative Agent may waive any Material Modification resulting from such implementation pursuant to this clause (f).

"Maximum Facility Amount" means the aggregate Commitments as then in effect, which amount shall not exceed $~~600,000,000~~575,000,000; provided that at all times after the Reinvestment Period, the Maximum Facility Amount shall mean the aggregate Advances Outstanding at such time.

"Minimum Equity Amount" means $150,000,000.

"Monthly Reporting Date" means the date that is two Business Days prior to the 15th day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day, commencing in September 2012.

"Moody's" means Moody's Investors Service, Inc. (or its successors in interest).

"Mortgage" means the mortgage, deed of trust or other instrument creating a Lien on an interest in real property securing a Loan Asset, including the assignment of leases and rents related thereto.

"Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate contributed or had any obligation to contribute on behalf of its employees at any time during the current year or the preceding five years.

"Net Equity Proceeds" means an amount equal to (i) proceeds of the issuance of common stock by BDCA, net of issuance costs plus (ii) proceeds from the reinvestment of stockholder distributions minus (iii) amounts paid by BDCA to repurchase common stock.

"Net Leverage Ratio" means, with respect to any Loan Asset for any Relevant Test Period, the meaning of "Net Leverage Ratio" or any comparable definition in the Loan Agreement for each such Loan Asset, and in any case that "Net Leverage Ratio" or such comparable definition is not defined in such Loan Agreement, the ratio of (a) Indebtedness minus Unrestricted Cash to (b) EBITDA.

"Net Senior Leverage Ratio": With respect to any Loan Asset for any Relevant Test Period, the meaning of "Net Senior Leverage Ratio" or any comparable definition relating to first lien senior secured (or such applicable lien or applicable level within the capital structure) indebtedness in the Loan Agreement for each such Loan Asset, and in any case that "Net Senior Leverage Ratio" or such comparable definition is not defined in such Loan Agreement, the ratio of (a) first lien senior secured (or such applicable lien or applicable level within the capital structure) Indebtedness minus Unrestricted Cash to (b) EBITDA as calculated by the Borrower and the Servicer in good faith using information from and calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor as per the requirements of the Loan Agreement.

"Ninth Amendment Closing Date" means May 18, 2017.

"Non-Usage Fee" has the meaning assigned to that term in Section 2.09(a).

"Non-Usage Fee Rate" has the meaning assigned to that term in Section 2.09(a).

"Noteless Loan Asset" means a Loan Asset with respect to which the Loan Agreements do not (i) require the Obligor to execute and deliver a promissory note to evidence the indebtedness created under such Loan Asset or (ii) require any holder of the indebtedness created under such Loan Asset to affirmatively request a promissory note from the related Obligor.

"Servicer" means at any time the Person then authorized, pursuant to Section 6.01 to manage, service, administer, and collect on the Loan Assets and exercise rights and remedies in respect of the same.

"Servicer's Certificate" has the meaning assigned to that term in Section 6.08(c).

"Servicer Pension Plan" has the meaning set forth in Section 4.03(o).

"Servicer Termination Event" means the occurrence of any one or more of the following events:

(a)               any failure by the Servicer to make any payment, transfer or deposit into the Collection Account (including, without limitation, with respect to bifurcation and remittance of Interest Collections and Principal Collections), as required by this Agreement or any Transaction Document which continues unremedied for a period of three Business Days;

(b)               any failure on the part of the Servicer duly to (i) observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement or the other Transaction Documents to which the Servicer is a party (including, without limitation, any delegation of the Servicer's duties that is not permitted by Section 6.01 of this Agreement) or (ii) comply in any material respect with the Servicing Standard regarding the servicing of the Collateral Portfolio, and, in each case, the same continues unremedied for a period of 30 days (if such failure can be remedied) after the earlier to occur of (A) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Administrative Agent or the Collateral Agent (at the direction of the Administrative Agent) and (B) the date on which a Responsible Officer of the Servicer acquires knowledge thereof;

(c)               the failure of the Servicer to make any payment when due (after giving effect to any related grace period) under one or more agreements for borrowed money to which it is a party in an aggregate amount in excess of United States $5,000,000, individually or in the aggregate, or the occurrence of any event or condition that has resulted in the acceleration of such amount of recourse debt whether or not waived;

(d)               a Bankruptcy Event shall occur with respect to the Servicer;

(e)               BDCA or its Affiliate cease to be the "Servicer" hereunder or BDCA assigns its rights or obligations as "Servicer" hereunder in a manner not in accordance with Section 11.04(a);

(f)                at the end of any fiscal quarter, BDCA fails to maintain the Asset Coverage Ratio at greater than or equal to 2:1;

(g)               BDCA permits Shareholders' Equity (as reflected in its 10Q or 10K without any additions or deductions) at the last day of any of its fiscal quarter to be less than $~~1,250,000,000 plus 80% of the net proceeds of the sale of equity interests by BDCA on or after May 29, 2015;~~1,000,000,000 plus 50% of Net Equity Proceeds on or after June 30, 2020; provided that no Servicer Termination Event shall be deemed to have occurred pursuant to this clause (g) with respect to the fiscal quarter ending June 30, 2020 so long as this clause (g) is satisfied as of the Fifteenth Amendment Closing Date;

(h)               any failure by the Servicer to deliver (i) any required Servicing Report on or before the date occurring two Business Days after the date such report is required to be made or given, as the case may be or (ii) any other Required Reports hereunder on or before the date occurring five Business Days after the date such report is required to be made or given, as the case may be, in each case, under the terms of this Agreement;

(i)               any change in the management of the Servicer (whether by resignation, termination, disability, death or lack of day-to-day management) relating to (x) Thomas Gahan and (y) one of Michael E. Paasche or Blair Faulstich not being an employee of Benefit Street Partners L.L.C. that is actively involved in the management of the Servicer or an Affiliate thereof for any continuous 60-day period, other than due to temporary absences for family leave, and such persons are not replaced with other individuals reasonably acceptable to the Administrative Agent within 60 days of such event;

(j)               any representation, warranty or certification made by the Servicer in any Transaction Document or in any certificate delivered pursuant to any Transaction Document shall prove to have been incorrect in any respect when made, which has a Material Adverse Effect on the Collateral Agent or any Secured Party and which continues to be unremedied for a period of 30 days after the earlier to occur of (i) the date on which written notice of such incorrectness requiring the same to be remedied shall have been given to the Servicer by the Administrative Agent or the Collateral Agent (at the direction of the Administrative Agent) or (ii) the date on which a Responsible Officer of the Servicer acquires knowledge thereof;

(k)               any financial or other information reasonably requested by the Administrative Agent, a Lender Agent or the Collateral Agent is not provided as requested within a reasonable amount of time following such request;

(l)                the rendering against the Servicer of one or more final judgments, decrees or orders for the payment of money in excess of United States $5,000,000, individually or in the aggregate, and the continuance of such judgment, decree or order unsatisfied and in effect for any period of more than 60 consecutive days without a stay of execution;

(m)               any change in the control of the Servicer that takes the form of either a merger or consolidation that does not comply with the provisions of Section 5.04(a) of this Agreement;

(n)               an Event of Default has occurred and is continuing (past any applicable notice or cure period provided in the definition thereof);

(o)                 the failure by BDCA to own 100% of the membership interests in the Borrower; or

(p)                 any other event which a reasonable commercial lender would determine has caused, or which may cause, a Material Adverse Effect on the assets, liabilities, financial

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:	BDCA FUNDING I, LLC

By: BUSINESS DEVELOPMENT CORPORATION OF AMERICA, Member of BDCA Funding I, LLC

By:____________________________________
Name: ~~Corinne D. Pankovcin~~Richard J. Byrne Title: Chief ~~Financial~~Executive Officer

~~BDCA Funding I, LLC~~
Business Development Corporation of America
c/o Benefit Street Partners LLC

9 West 57th Street, Suite 4920

New York, NY 10019

Attention: Chief ~~Financial~~Executive Officer

Facsimile No: (~~866~~212) ~~421~~588- ~~6244~~6769

~~Confirmation No: (401) 277- 5557~~

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BDCA Funding I, LLC

Loan and Servicing Agreement

THE SERVICER:	BUSINESS DEVELOPMENT CORPORATION OF AMERICA

By:____________________________________
Name: ~~Corinne D. Pankovcin~~Richard J. Byrne Title: Chief ~~Financial~~Executive Officer

Business Development Corporation of America
c/o Benefit Street Partners LLC

9 West 57th Street, Suite 4920

New York, NY 10019

Attention: Chief ~~Financial~~Executive Officer

Facsimile No: (~~844~~212) ~~269~~588-~~5089~~6769

~~Confirmation No: (401) 277-5557~~

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BDCA Funding I, LLC

Loan and Servicing Agreement

THE SELLER:	BUSINESS DEVELOPMENT CORPORATION OF AMERICA

By:____________________________________
Name: ~~Corinne D. Pankovcin~~Richard J. Byrne Title: Chief ~~Financial~~Executive Officer

 Business Development Corporation of America
c/o Benefit Street Partners LLC

9 West 57th Street, Suite 4920

New York, NY 10019

Attention: Chief ~~Financial~~Executive Officer

Facsimile No: (~~844~~212) ~~269~~588-~~5089~~6769

~~Confirmation No: (401) 277-5557~~

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BDCA Funding I, LLC

Loan and Servicing Agreement

INSTITUTIONAL LENDER:	WELLS FARGO BANK, N.A.

By:
Name:
Title:

Wells Fargo Bank, N.A.

Duke Energy Center
550 S. Tryon Street, 5th Floor
MAC D1086-051
Charlotte, North Carolina 28202
Attention: Corporate Debt Finance
Confirmation: (704) 410-2496
All electronic dissemination of Notices should
be sent to scp.mmloans@wellsfargo.com and
cp.conduits@wellsfargo.com

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BDCA Funding I, LLC

Loan and Servicing Agreement

INSTITUTIONAL LENDER:	TIAA, FSB

By:
Name:
Title:

TIAA, FSB 10000 Midlantic Drive, Suite 400E Mount Laurel, NJ 08054 Attention: John Dale Facsimile No.: 201-770-4762 Confirmation No: 856-505-8163

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BDCA Funding I, LLC

Loan and Servicing Agreement

INSTITUTIONAL LENDER:	ZBZIONS BANCORPORATION, N.A., DBA CALIFORNIA BANK & TRUST

By:
Name:
Title:

1900 Main Street, Suite 2000
Irvine, CA 92614
Attention: Chris Edmonds
Facsimile: 949-862-7333
Email: Christopher.Edmonds@calbt.

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BDCA Funding I, LLC

Loan and Servicing Agreement

INSTITUTIONAL LENDER:	~~NBH BANK~~

~~By:~~
~~Name:~~
~~Title:~~

~~NBH Bank 11111 W. 95th Street Overland Park, KS 66214 Attention: Tom Rohling Confirmation No: 913-324-6185 Email: trohling@nbhbank.com~~

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RAYMOND JAMES BANK, N.A.

By:
Name:
Title:

Raymond James Bank, N.A. 1033 Demonbreun Street, Suite 500 Nashville, TN 37203 Attention: Alexander L. Rody Confirmation No: 615-645-6699 Email: alex.rody@raymondjames.com

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INSTITUTIONAL LENDER:	FIFTH THIRD BANK

By:
Name:
Title:

Fifth Third Bank 38 Fountain Square Plaza, MD 109046 Cincinnati, OH 45263 Attention: Andrew Cantillon Tel: (513) 534 3797 Facsimile No.: (513) 534 0319 Email: Andrew.Cantillon@53.com

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INSTITUTIONAL LENDER:	UNITED BANK DBA CRESCOM BANK

By:
Name:
Title:

United Bank DBA CresCom Bank
1331 44th Avenue North, Suite 101
Myrtle Beach, SC 29577
Attention: Jeff A. Benjamin
Telephone: 843-429-2498
email: jbenjamin@haveanicebank.com

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Conformed through Amendment No.~~14~~15

SCHEDULE I

CONDITIONS PRECEDENT DOCUMENTS

As required by Section 3.01 of the Agreement, each of the following items must be delivered to the Administrative Agent and the Lender Agents prior to the effectiveness of the Agreement:

(a) A copy of this Agreement duly executed by each of the parties hereto;

(b) A certificate of the Secretary, Assistant Secretary or managing member, as applicable, of each of the Borrower and BDCA, dated the date of this Agreement, certifying (i) the names and true signatures of the incumbent officers of such Person authorized to sign on behalf of such Person the Transaction Documents to which it is a party (on which certificate the Administrative Agent, the Lenders and the Lender Agents may conclusively rely until such time as the Administrative Agent and the Lender Agents shall receive from the Borrower or BDCA, as applicable, a revised certificate meeting the requirements of this paragraph (b)(i)), (ii) that the copy of the certificate of formation or articles of incorporation of such Person, as applicable, is a complete and correct copy and that such certificate of formation or articles of incorporation have not been amended, modified or supplemented and are in full force and effect, (iii) that the copy of the limited liability company agreement or by-laws, as applicable, of such Person are a complete and correct copy, and that such limited liability company agreement or by-laws have not been amended, modified or supplemented and are in full force and effect, and (iv) the resolutions of the board of directors of such Person approving and authorizing the execution, delivery and performance by such Person of the Transaction Documents to which it is a party;

(c) A good standing certificate, dated as of a recent date for each of the Borrower and BDCA, issued by the Secretary of State of such Person’s State of formation or organization, as applicable;

(d) Duly executed Powers of Attorney from the Borrower and BDCA;

(e) Duly executed Variable Funding Note;

(f) Financing statements (the "Facility Financing Statements") describing the Collateral Portfolio, and (i) naming the Borrower as debtor and the Collateral Agent, on behalf of the Secured Parties, as secured party, (ii) naming the Seller as debtor, the Borrower as assignor and the Collateral Agent, on behalf of the Secured Parties, as secured party/total assignee and (iii) other, similar instruments or documents, as may be necessary or, in the opinion of the Administrative Agent, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Collateral Agent’s, on behalf of the Secured Parties, interests in all of the Collateral Portfolio;

Sch. I- 1